SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Definitive Proxy Statement

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Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Total First Aid, Inc.

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TOTAL FIRST AID, INC.

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2004

The 2004 Annual Meeting of the Shareholders of Total First Aid, Inc. (“Total First Aid”) will be held at 2:00 p.m., local time, at the Courtyard by Marriott, 2000 NW Executive Court, Boca Raton, FL 33431, on Tuesday, June 29, 2004. At the 2004 Annual Meeting, you will be asked to vote on the following matters:

1.

To elect a Board of Directors consisting of three members.

2.

To approve an amendment to our Articles of Incorporation changing the name of our company to Spearhead Limited, Inc.

3

To approve an amendment to our Articles of Incorporation increasing the number of authorized shares of our common stock to 200,000,000 shares and authorizing a class of preferred stock consisting of 20,000,000 shares.

4.

To ratify the appointment of Margolies, Fink & Wichrowski as our independent auditors.

5.

To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends that you vote FOR the Board’s nominees for director, the ratification of the appointment of the independent auditors, and the amendments to our Articles of Incorporation changing the name of our company and changing our authorized capital.

Only shareholders of record, as shown by the transfer books of Total First Aid at the close of business on May 20, 2004, will be entitled to notice of and to vote at the meeting. A list of shareholders entitled to vote at the 2004 Annual Meeting will be available for examination by any shareholder for the proper purpose during normal business hours at our offices for a period of at least 10 days preceding the 2004 Annual Meeting.

All shareholders are invited to attend the Annual Meeting in person. However, even if you expect to be present at the Annual Meeting, we ask that as promptly as possible you mark, sign, date and return the enclosed proxy card in the postage pre-paid envelope provided. Shareholders attending the 2004 Annual Meeting may vote in person even if they have previously voted.

By Order of the Board of Directors

/s/ Michel L. Marengère

Michel L. Marengère,

Chairman and Chief Executive Officer

Boca Raton, Florida

_________, 2004

TOTAL FIRST AID, INC.

PROXY STATEMENT

2004 ANNUAL MEETING

TABLE OF CONTENTS

Page No.

General	1

Questions and Answers	1

Security Ownership of Certain Beneficial Owners and Management	4

Matters to be Considered at the 2004 Annual Meeting	6

Proposal 1 - Election of Directors	6

Proposal 2 - Amendment to our Articles of Incorporation changing the name of our company to Spearhead Limited, Inc.	15

Proposal 3 - Amendment to our Articles of Incorporation increasing the number of authorized shares of our common stock to 200,000,000 shares and authorizing a class of “blank check” preferred stock consisting of 20,000,000 shares	16

Proposal 4 - Ratification of the Appointment of Margolies, Fink & Wichrowski as our independent auditors	18

Possible Combination of Amendments	19

Appraisal Rights	19

Other Matters	19

Proposals of Shareholders	19

Annual Report on Form 10-KSB	19

Householding of Annual Meeting Materials	19

Appendices:

Appendix A - Form of Name Change Amendment	A-1
Appendix B - Form of Change in Authorized Capital Amendment	B-1

Shareholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

TOTAL FIRST AID, INC.

PROXY STATEMENT

DATED MAY __, 2004

2004 ANNUAL MEETING OF SHAREHOLDERS

JUNE 29, 2004

General

The enclosed proxy is solicited on behalf of the Board of Directors of Total First Aid, Inc. for use at our 2004 Annual Meeting of shareholders to be held on Tuesday, June 29, 2004 at 2:00 p.m., and at any adjournment or postponement thereof. The 2004 Annual Meeting will be held at the Courtyard by Marriott, 2000 NW Executive Court, Boca Raton, FL 33431. These proxy solicitation materials were mailed on or about _________, 2004 to all shareholders entitled to vote at the 2004 Annual Meeting.

Questions and Answers

Following are some commonly asked questions raised by our shareholders and answers to each of those questions.

1.

What may I vote on at the 2004 Annual Meeting?

At the 2004 Annual Meeting, shareholders will consider and vote upon the following matters:

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to elect a Board of Directors consisting of three members;

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to approve an amendment to our Articles of Incorporation changing the name of our company to Spearhead Limited, Inc.;

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to approve an amendment to our Articles of Incorporation increasing the number of authorized shares of our common stock to 200,000,000 shares and authorizing a class of preferred stock consisting of 20,000,000 shares;

*

to ratify the appointment of Margolies, Fink & Wichrowski as the independent auditors of Total First Aid; and

*

such other matters as may properly come before the 2004 Annual Meeting or any adjournment or postponement thereof.

2.

How does the Board recommend that I vote on the proposals?

The Board of Directors recommends a vote FOR each proposal.

3.

How do I vote?

Sign and date each proxy card you receive and return it in the postage-paid envelope prior to the 2004 Annual Meeting.

4.

Can I revoke my proxy?

You have the right to revoke your proxy at any time before the 2004 Annual Meeting by:

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notifying the Secretary of Total First Aid in writing;

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voting in person at the 2004 Annual Meeting; or

*

returning a later-dated proxy card.

5.

What shares are included on the proxy card(s)?

The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

6.

What does it mean if I get more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Florida Atlantic Stock Transfer, Inc., 7130 Nob Hill Road, Tamarac, Florida 33321, telephone 954-726-4954,or if your shares are held in “street name,” by contacting the broker or bank holding your shares.

7.

Who is entitled to vote at the 2004 Annual Meeting?

Only holders of record of our common stock as of the close of business on May 20, 2004 are entitled to notice of and to vote at the 2004 Annual Meeting.

8.

How many votes may be cast?

As of May 20, 2004, the record date for the 2004 Annual Meeting, 38,608,266 shares of our common stock, the only outstanding voting securities of Total First Aid were issued and outstanding. At the meeting, each outstanding share of common stock will be entitled to one vote.

9.

What is a “quorum” at the 2004 Annual Meeting?

A “quorum” is a majority of the outstanding shares entitled to vote. The shares may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called “broker non-votes.” Abstentions will be counted as present for quorum purposes.

10.

What vote is required to approve each proposal?

Once a quorum has been established, a plurality of the votes cast by the shares entitled to vote at the 2004 Annual Meeting is necessary to approve each proposal. If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

11.

What happens if I abstain?

Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

12.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the 2004 Annual Meeting other than the proposals described in this proxy statement, if any other business is properly presented at the 2004 Annual Meeting, your signed proxy card gives authority to the proxy holder, Michel L. Marengère, our Chief Executive Officer, to vote on such matters at his discretion.

13.

Who are the largest principal shareholders?

For information regarding holders of more than 5% of Total First Aid’s outstanding common stock, see “Security Ownership of Certain Beneficial Owners and Management” appearing later in this Proxy Statement.

14.

Who will bear the cost of this solicitation?

Total First Aid will bear the entire cost of the solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to shareholders. Proxies may also be solicited in person, by telephone, or by facsimile by directors, officers and employees of Total First Aid without additional compensation. We anticipate that the costs of the solicitation will not exceed $25,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information regarding beneficial ownership of our common stock as of the May 20, 2004 record date for the annual meeting held by:

*

persons who own beneficially more than 5% of our outstanding common stock,

*

each of our directors, including each director nominee,

*

each of our executive officers, and

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all of our directors and officers as a group.

Unless otherwise indicated, the address of each of the listed beneficial owners identified is c/o Total First Aid, Inc., 21218 St. Andrews Blvd., #509, Boca Raton Florida 33433. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from the record date upon exercise of options, warrants or convertible securities. Each beneficial owner's percentage of ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from the date hereof have been exercised.

Name And Address Of Of Beneficial Owner	Shares Of Common Stock Beneficially Owned
	Number	Percentage

Michel L. Marengère (1)	6,609,038	16.7%
Jacques R. Delorme (2)	1,834,548	4.8%
Scott Siegel (3)	2,152,866	5.6%
Jeffrey N. Tabin (4)	50,000	*
All Directors and Officers (four persons)(1)(2)(3)(4)	10,646,452	27.0%
3772-063 Canada, Inc. (5)	4,600,000	11.9%
9092-1172 Quebec, Inc. (6)	1,971,329	5.1%
9115-8154 Canada, Inc. (7)	2,022,405	5.2%
Louis R. Glaser (8)	2,500,000	6.5%
Robert C. Morgan (9)	2,000,000	5.2%

_____________

*

Less than 1%.

(1)

Consists of (a) 927,930 outstanding shares registered in the name of 3489566 Canada Inc. and 2,500,000 outstanding shares registered in the name of 9044-9273 Quebec Inc., corporations wholly-owned by Mr. Marengère, (b) 2,598,568 outstanding shares registered in the name of Wellgate International Inc., a corporation in which Mr. Marengère is a director and principal shareholder and in which he shares voting and investment powers, (c) 150,000 shares issuable upon exercise of presently exercisable options granted to Mr. Marengère and (d) 432,540 shares issuable upon exercise of presently exercisable warrants issued to Wellgate International, Inc. Mr. Marengère disclaims beneficial ownership of the securities owned by Wellgate International, Inc., an affiliate of Mr. Marengère, except to the extent of his pecuniary interest in such corporation.

(2)

Consists of (a) 1,579,453 outstanding shares registered in the name of 9073-3395 Quebec Inc., a corporation wholly-owned by Mr. Delorme, (b)  205,095 shares registered in the name of Servidel, Inc., a corporation wholly-owned by Mr. Delorme and (c) 50,000 shares issuable upon exercise of presently exercisable options granted to Mr. Delorme.

(3)

Consists of (a) 801,200 outstanding share registered in the name of Mr. Siegel, (b) 401,666 outstanding shares registered in name of Martha Siegel, the spouse of Mr. Siegel, (c) 400,000 outstanding shares registered in the name of Joshua Siegel, the son of Mr. Siegel, (d) 400,000 outstanding shares registered in the name of Martha Siegel as custodian for Jordan Siegel, the son of Mr. Siegel, and (e) 150,000 shares issuable upon exercise of currently exercisable stock options. The shares described in (a) through (d) of this note have been pledged to Van-Dyne Crotty, Inc. to secure payment of the purchase price for the shares.

(4)

Consists of shares issuable upon exercise of currently exercisable stock options.

(5)

Joseph Jekkel exercises voting and investment powers over the shares registered to 3772-063 Canada, Inc. 3772-063 Canada, Inc.=s address is 208 Sidney Cunningham, Beaconfield, Quebec, Canada H9W 6E4.

(6)

Guy Rene exercises voting and investment powers over the shares registered to 9092-1172 Quebec, Inc. 9092-1172 Quebec, Inc.=s address is 391 Rue D=Orleans, Saint-Lambert, Quebec J4S 1Y1.

(7)

Rene Amyot exercises voting and investment powers over the shares registered to 9115-8154 Quebec, Inc. 9115-8154 Quebec, Inc.=s address is 523 Cole Ste-Anne, Ste-Ann-de-Beaupres, Quebec, Canada G0A 3C0.

(8)

Mr. Glaser=s address is 74 Green Bush Crescent, Thornhill, Ontario, Canada L4J 5M5.

(9)

Mr. Morgan=s address is 6390 Plaster Mill Road, Victor, New York 14564.

MATTERS TO BE CONSIDERED AT THE 2004 ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for the Board of Directors

Our Board of Directors currently consists of three members, Michel L. Marengère, Jacques R. Delorme and Scott Siegel. At the 2004 Annual Meeting, three directors will be elected to serve until the next annual meeting of shareholders or until their successors are elected and qualified. The three nominees receiving the greatest number of votes cast by the holders of our common stock entitled to vote at the 2004 Annual Meeting will be elected directors of Total First Aid (assuming a quorum is present). We have no reason to believe that any nominee of the Board will be unable to serve if elected. A vote FOR the nominees includes discretionary authority to vote for a substitute nominee named by the Board if any of the nominees become unable or unwilling to serve.

The following persons have been nominated by the Board for election to the Board of Directors:

Name	Age	Position

Michel L. Marengère	57	Chairman, Chief Executive Officer and Director

Jacques R. Delorme	60	Vice President and Director

Scott Siegel	50	Director

MICHEL L. MARENGÈRE has been our Chairman, Chief Executive Officer and a director since October 31, 2003. He has also served as the Senior Partner of Gestion Edinov Inc. a Quebec-based company that specializes in corporate business development, mergers and acquisitions and financings, since February 1991. Mr. Marengère has also served as President of 3323455 Canada Inc., our wholly owned subsidiary, since February 2000.

JACQUES R. DELORME has been our Vice President and a member of our board of directors since October 31, 2003. He has also served as the Managing Partner of Servidel Inc., a marketing consulting firm specialized in the technology and the industrial sectors, since May 1988. Mr. Delorme has also served as Assistant to the President of 3323455 Canada Inc., our wholly owned subsidiary, since February 2002.

SCOTT SIEGEL has served as a member of our board of directors since August 2000. He served as our Chief Executive Officer from January 1, 2001 (acting Chief Executive Officer from August 1, 2000) until November 1, 2003, and as our Chairman and Secretary from August 1997 to December 1999. From December 1999 to August 2000, Mr. Siegel served as a Group Manager at First Aid Select, a business division of Van Dyne-Crotty, Inc., our former affiliate. From 1991 to 1997, Mr. Siegel was President of Affirmed Medical of Florida, Inc., a first aid van service distributorship.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board of Directors Meetings and Committees

The Board of Directors meets regularly during the year to review matters affecting First Aid Direct and to act on matters requiring Board approval. It also holds special meetings whenever circumstances require and may act by unanimous written consent. During the fiscal year ended December 31, 2003, there were two meetings of the Board, and the Board took action an additional four times by unanimous written consent. Each member of the Board participated in each action of the Board.

Directors= Compensation

We do not pay fees to directors for their attendance at meetings of the board of directors or of committees; however, we may adopt a policy of making such payments in the future. We will reimburse out-of-pocket expenses incurred by directors in attending board and committee meetings.

Audit Committee

The board of directors has not yet established an audit committee. The functions of the audit committee are currently performed by the entire board of directors. We are under no legal obligation to establish an audit committee and have elected not to do so at this time so as to avoid the time and expense of identifying independent directors willing to serve on the audit committee and obtaining director and officers' liability insurance. We may establish an audit committee in the future if the board determines it to be advisable or we are otherwise required to do so by applicable law, rule or regulation.

As we do not yet have an audit committee we therefore have no “audit committee financial expert” within the meaning of Item 401(e) of Regulation S-B. In general, an “audit committee financial expert” is an individual member of the audit committee who:

*

understands generally accepted accounting principles and financial statements,

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is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves,

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has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to our financial statements,

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understands internal controls over financial reporting, and

*

understands audit committee functions.

Board of Directors Independence

None of our directors are “independent” within the meaning of definitions established by the Securities and Exchange Commission or any self-regulatory organization. We are not currently subject to any law, rule or regulation requiring that all or any portion of our board of directors include “independent” directors.

Director Nominees

We do not have a nominating committee. The board of directors, sitting as a board, selects those individuals to stand for election as members of our board. Since our board of directors does not include independent directors, the decision of our board as to director nominees is made by persons who have an interest in the outcome of the determination. The board will consider candidates for directors proposed by security holders, although no formal procedures for submitting candidates have been adopted. Until otherwise determined, not less than 90 days prior to the annual board of directors’ meeting at which the slate of board nominees is adopted, the board accepts written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate’s qualifications to serve as a director and a statement of why the shareholder submitting the name of the proposed nominee believes that the nomination would be in the best interests of shareholders. If the proposed nominee is not the security holder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission. The letter should be accompanied by a resume supporting the nominee’s qualifications to serve on our board of directors, as well as a list of references.

The board identifies director nominees through a combination of referrals, including by management, existing board members and security holders, executive search firms and direct solicitations, where warranted. From time-to-time, board members are former management of businesses acquired by us. Once a candidate has been identified the board reviews the individual’s experience and background, and may discuss the proposed nominee with the source of the recommendation. If the board believes it to be appropriate, board members may meet with the proposed nominee before making a final determination whether to include the proposed nominee as a member of management’s slate of director nominees submitted for shareholders for election to the board.

Among the factors that the board considers when evaluating proposed nominees are their experience in the IT industry, knowledge of and experience with regulatory processes, particularly those relating to government contracts and the bidding process, and knowledge of and experience in business matters, finance, capital markets and mergers and acquisitions. The board may request additional information from the candidate prior to reaching a determination. The board is under no obligation to formally respond to all recommendations, although as a matter of practice, we will endeavor to do so.

The board received no security holder recommendations for nomination to the board of directors in connection with the 2004 annual meeting of shareholders. There are three director nominees for the 2004 annual meeting of shareholders, all of whom are incumbent directors standing for reelection.

Security Holder Communications with our Board of Directors

Total First Aid provides an informal process for security holders to send communications to our board of directors. Security holders who wish to contact the board of directors or any of its members may do so by writing to Total First Aid, Inc., 21218 St. Andrews Blvd., #509, Boca Raton Florida 33433. Correspondence directed to an individual board member is referred, unopened, to that member. Correspondence not directed to a particular board member is referred, unopened, to the Chairman of the Board.

Attendance at Annual Meeting of Shareholders

We have not adopted a formal policy on board members’ attendance at our annual meeting of shareholders, although all board members are expected to make all reasonable efforts to attend.

Code of Ethics

A Code of Ethics is a written standard designed to deter wrongdoing and to promote:

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honest and ethical conduct,

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full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements,

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compliance with applicable laws, rules and regulations,

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the prompt reporting violation of the code, and

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accountability for adherence to the Code of Ethics.

We have not yet adopted a Code of Ethics applicable to our Chief Executive Officer, principal financial and accounting officers and persons performing similar functions. As of the date of this proxy statement, we are not subject to any law, rule or regulation requiring that we adopt a Code of Ethics.

EXECUTIVE COMPENSATION

Compensation Summary

The following table summarizes all compensation recorded by Total First Aid in each of the last three fiscal years for our Chief Executive Officer and each of the other executive officers serving as such whose annual compensation exceeded $100,000 (the “Named Executive Officers”).

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Compensation	Other Annual Stock Awards	Restricted SARs(#)	Options LTIP Compensation	All Other

Michel L. Marengère President, CEO (1)	2003	-0-	-0-	$40,000(1)	-0-	-0-	-0-	-0-

Scott Siegel CEO (2)	2003 2002 2001	$125,769 $150,000 $150,000	$50,000 -0- -0-	$25,000 $ 6,000 $ 6,000	-0- -0- -0-	-0- -0-	-0- -0-	-0- -0-

——————

(1)

Mr. Marengère has served as our CEO since October 31, 2003. Other Annual Compensation in fiscal 2003 consists of consulting fees received under a consulting agreement described below.

(2)

Mr. Siegel served as our CEO from August 2000 until October 31, 2003. Other Annual Compensation for fiscal 2003 consists of consulting fees received under a consulting agreement described below.

Employment and Consulting Agreements

We are not a party to any employment agreement.

Effective November 1, 2003, we entered into a consulting agreement with Michel L. Marengère and corporations controlled by him covering consulting services to be rendered to us through such corporations, by Mr. Marengère. The term of the consulting agreement commenced November 1, 2003 and will terminate on October 31, 2005, subject to one additional 12-month renewal term. Under the consulting agreement Mr. Marengère serves as our Chief Executive Officer, and his affiliated corporations are entitled to a consulting fee in the amount of $20,000 per month, plus applicable taxes. The agreement contains standard confidentiality provisions, as well as a non-compete provision covering a period of 12 months following termination of the agreement within the state of Florida and the provinces of Ontario and Quebec, Canada. The non-compete provision may be shortened to three months or six months depending upon the basis for termination of the agreement.

Effective November 1, 2003, we entered into a consulting agreement with Jacques R. Delorme and Servidel, Inc., a corporation wholly owned by Mr. Delorme, covering consulting services to be rendered to us through such corporation, by Mr. Delorme. The term of the consulting agreement commenced November 1, 2003 and will terminate on October 31, 2005, subject to one additional 12-month renewal term. Under the consulting agreement Mr. Delorme serves as a Vice President, and his affiliated corporation is entitled to a consulting fee in the amount of $7,500 per month, plus applicable taxes. The agreement contains standard confidentiality provisions, as well as a non-compete provision covering a period of 12 months following termination of the agreement within the state of Florida and the provinces of Ontario and Quebec, Canada. The non-compete provision may be shortened to three months or six months depending upon the basis for termination of the agreement.

Effective November 1, 2003, we entered into a consulting agreement with Scott Siegel, a director, and SF Advisors, Inc. a corporation wholly owned by Mr. Siegel, to provide us with consulting services and advice in the areas of business development, mergers, acquisitions, combinations and strategic alliances, as well as internal relationships with our officers and directors and United States corporate governance matters. The term of the consulting agreement commenced November 1, 2003 and will terminate on October 31, 2005, subject to one additional 12-month renewal term. For his services Mr. Siegel's affiliated corporation is entitled to a consulting fee in the amount of $12,500 per month. The agreement contains standard confidentiality provisions, as well as a non-compete provision covering a period of 12 months following termination of the agreement within the state of Florida. The non-compete provision may be shortened to three months or six months depending upon the basis for termination of the agreement.

Effective November 1, 2003, we entered into a consulting agreement with Jeffrey N. Tabin, our Chief Financial Officer, and PA Consulting, Inc., a corporation wholly-owned by Mr. Tabin, to provide us with consulting services and advice in the areas of accounting and finance. The term of the consulting agreement commenced November 1, 2003 and will terminate on October 31, 2004, subject to one additional twelve-month renewal term. For his services Mr. Tabin's affiliated corporation is entitled to a consulting fee in the amount of $5,500 per month. The agreement contains standard confidentiality provisions, as well as a non-compete provision covering a period of 12 months following termination of the agreement within the state of Florida. The non-compete provision may be shortened to three months or six months depending upon the basis for termination of the agreement.

We have no other written agreements with any of our executive officers or directors and we maintain no retirement, fringe benefit or similar plans for the benefit of executive officers or directors. We may, however, enter into employment or consulting contracts with our officers and key employees, adopt various benefit plans and begin paying compensation to our officers and directors as we deem appropriate to attract and retain the services of such persons.

Aggregated Option Exercises in 2003 and Fiscal Year-End Option Values

The following table sets forth certain information regarding stock options granted in year ended December 31, 2003 to the Named Executive Officers.

Option Grants in Year Ended December 31, 2003

		Individual Grants
Name	No. Of Securities Underlying Options Granted	% Of Total Options Granted To Employees Iin Fiscal Year	Exercise Price	Expiration Date

Michel L. Marengère	150,000	15%	$0.30	10/31/06

Scott Siegel	150,000	15%	$0.30	10/31/06

Aggregate Option Exercises in Year Ended December 31, 2003 and Year-End Option Values

The following table sets forth certain information regarding stock options held as of December 31, 2003 by the Named Executive Officers.

Name	Shares Acquired On Exercise	$ Value Realized	No. Of Securities Underlying Unexercised Options At December 31, 2003		Value Of Unexercised In-The-Money Options At December 31, 2003(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Michel L. Marengère	—	—	150,000	150,000	$52,500	$52,500 (1)

Scott Siegel	—	—	150,000	150,000	$52,500	$52,500 (1)

——————

(1)

Based upon the difference between the closing price of the common stock on December 31, 2003 and the exercise price of the options.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information relating to our outstanding stock option plans as of December 31, 2003:

	Number of Securities to Be Issued Upon Exercise Of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (excluding securities reflected in column a)
Equity Compensation Plans Approved by Security Holders	0	N/A	0
Equity Compensation Plans Not Approved by Security Holders	1,000,000	$.30	1,000,000
Total	1,000,000	$.30	1,000,000

2003 Equity Compensation Plan

On October 31, 2003, our board of directors approved the Total First Aid 2003 Equity Compensation Plan, under which we have reserved 2,000,000 shares of our common stock for issuance upon exercise of incentive and non-qualified stock options, stock bonuses and rights to purchase awarded from time-to-time, to our officers, directors, employees and consultants.

The 2003 Equity Incentive Plan is currently administered by our board of directors, but the board may delegate its responsibility to administer the plan to a committee comprised of members of the board of directors. Under the plan, the board determines which of our employees, officers, directors and consultants are to be granted awards, as well as the material terms if each award, including whether options are to be incentive stock options or non-qualified stock options. Incentive stock options may not be granted unless the 2003 Equity Incentive Plan is approved by our shareholders prior to October 31, 2004.

Subject to the provisions of the plan, and the Internal Revenue Code with respect to incentive stock options, the board determines who shall receive awards, the number of shares of common stock that may be purchased under the awards, the time and manner of exercise of options and exercise prices. At its discretion, the board also determines the form of consideration to be received upon exercise and may permit the exercise price of options granted under the plan to be paid in whole or in part with previously acquired shares and/or the surrender of options. The term of options granted under the stock option plan may not exceed ten years, or five years for an incentive stock option granted to an optionee owning more than 10% of our voting stock. The exercise price for incentive stock options may not be less than 100% of the fair market value of our common stock at the time the option is granted. However, incentive stock options granted to a 10% holder of our voting stock may not be exercisable at less than 110% of the fair market value of our common stock on the date of the grant. The exercise price for non-qualified options will be set by the board, in its discretion, but in no event shall the exercise price be less than 100% of the fair market value of our common stock on the date of grant.

Absent registration under the Securities Act of 1933, as amended, or the availability of an applicable exemption therefrom, shares of common stock issued upon the exercise of options or as restricted stock awards will be subject to restrictions on sale or transfer. As of December 31, 2003, options to purchase 1,000,000 shares of our common stock had been granted under the 2003 Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Effective September 30, 2003, we sold substantially all of the assets of our First Aid Direct wholesale first aid and supply business to VDC Safety and Supply LLC, a limited liability company controlled by Van-Dyne Crotty, Inc. At the time of the sale, Van-Dyne Crotty was a principal shareholder of First Aid Direct, and a majority of our board of directors were affiliates of Van-Dyne Crotty. The purchase price for the assets disposed of was $1,215,000.

The purchase price was paid at closing. Approximately $215,000 of the purchase price was used to retire First Aid Direct's indebtedness to Key Bank. First Aid Direct also received those of its accounts receivable ($259,150 at June 30, 2003) collected by VDC First Aid and Safety Supply during the 120-day period following the closing. At closing, a $250,000 deposit against those accounts receivable was paid to First Aid Direct. The purchase price for the assets was supported by a valuation and fairness opinion received from Stenton Leigh Capital Corp., an unaffiliated financial consulting firm. Holders of more than a majority of our outstanding shares voted, in person or by proxy, in favor of the sale of assets at a meeting of shareholders held on September 30, 2003. The shares owned Van Dyne-Crotty and its affiliates were voted at the shareholders' meeting in the same proportion as the votes cast by the disinterested shareholders of First Aid Direct.

Following the sale of assets, Van Dyne-Crotty and its affiliates sold 1,701,200 shares of our common stock, or approximately 50% of our then outstanding shares, to Scott Siegel and members of his immediate family. Mr. Siegel was our President, Chief Executive Officer and a director up until the time of closing. The shares were sold for an aggregate purchase price of $187,132, or approximately $.11 per share. A portion of the purchase price is evidenced by promissory notes issued to the sellers, and payment of the notes is secured by the shares sold to Mr. Siegel and his family.

For each of the years ended December 31, 2003 and 2002, approximately $769,000 or 30% of revenue and $1,071,000 or 32% of revenue, respectively, was derived from sales to Van-Dyne Crotty, Inc., our former majority shareholder. From February 2002 until September 20, 2003, we granted the shareholder a 5% discount from previous price levels to meet competitive market prices and the increasing volume of purchases being made by the shareholder.

On October 31, 2003, a closing took place in connection with our issuance of 23,066,083 shares of common stock in exchange for all of the outstanding capital stock of 3323455 Canada Inc., as a result of which 3323455 Canada Inc., has become our wholly owned subsidiary. Contemporaneous with the share exchange, we acquired all of the outstanding shares of Kischi Konsulting, Inc., 2906694 Canada Inc. and 3054276 Canada Inc. for 4,000,000 shares of our common stock and CDN$1,500,000. Affiliates of Michel L. Marengère, our Chief Executive Officer and a director, received 5,161,418 shares of our common stock as consideration for their interest in the acquired companies. Affiliates of Jacques R. Delorme, our Vice President and a director, received 1,784,548 shares of our common stock as consideration for their interest in the acquired companies.

In addition, during the fiscal year ended December 31, 2003, an affiliate of Michel Marengère, our Chief Executive Officer, advanced $195,578 to our subsidiary 3323455 Canada Inc., that were used to pay various operating expenses. Subsequent to December 31, 2003, this indebtedness was satisfied by the issuance of 782,312 shares of our common stock and warrants to purchase 391,156 additional shares to Wellgate International Inc., Mr. Marengère's affiliate, in the private placement described in the next paragraph.

In February 2004, we completed a private placement of an aggregate of 3,925,080 shares of our common stock, for an aggregate purchase price of $981,270 or $.25 per share. For each two shares purchased, investors were also issued a warrant to purchase one additional share of common stock. Each warrant entitles the holder to purchase one share of common stock for a period of three years, at an exercise price of $.30 per share. Among the purchasers in this offering was Wellgate International, Inc., an affiliate of Michel L. Marengère, our Chief Executive Officer. Wellgate, which purchased 865,080 shares and 432,540 warrants for a purchase price of $216,258, participated in the offering on the same terms and conditions as other investors. $195,578 of the purchase price was paid by offsetting an indebtedness in like amount due from 3323455 Canada Inc. to Mr. Marengère. The shares and warrants were sold pursuant to the exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Based solely upon a review of Forms 3, 4 and 5 furnished to us for the fiscal year ended December 31, 2003, no person subject to Section 16(a) of the Securities Exchange Act based upon their relationship to us failed to timely file any of the foregoing reports, except that:

*

Michel L. Marengère, our Chief Executive Officer and a director, filed a Form 3 on November 12, 2003 to report his initial beneficial ownership due to his becoming an officer and director on October 31, 2003. On May 21, 2004, Mr. Marengère filed a Form 3/A to report the acquisition of a total of 2,661,418 shares by two affiliates of Mr. Marengère on October 31, 2003.

*

Jacques R. Delorme, our Vice President and a director, filed a Form 3 on November 12, 2003 to report his initial beneficial ownership due to his becoming an officer and director on October 31, 2003. On May 21, 2004, Mr. Delorme filed a Form 3/A  to report the acquisition of 1,579,453 shares by an affiliate of Mr. Delorme on October 31, 2003.

*

Scott Siegel, a director and our former Chief Executive Officer, filed a Form 3 on October 9, 2003, to report his initial beneficial ownership due to his becoming an officer and director on August 22, 2000. Mr. Siegel filed a Form 4 on October 7, 2003 to report his acquisition of 1,666 shares on May 22, 2001 and his acquisition of 1,701,200 shares on September  30, 2003. Mr. Siegel filed a Form 4 on November 6, 2003 to report his receipt of an option to purchase 150,000 shares on October 31, 2003.

*

Bruce Widnes, a former director, filed a Form 3 on October 9, 2003 to report his initial beneficial ownership due to his becoming a director on February 3, 2003. Mr. Widnes filed a Form 4 on November 6, 2003 to report his acquisition of 20,000 shares of common stock on October 23, 2003.

*

Jeffrey Tabin, our former controller and a former director, filed a Form 3 on October 7, 2003 to report his initial beneficial ownership due to his becoming an officer and director on September 26, 2003. Mr. Tabin filed a Form 4 on November 11, 2003 to report 50,000 options being granted to him on October 31, 2003.

*

Van-Dyne Crotty, Inc., our former principal shareholder, has not yet filed a Form 4 to report its sale of 1,631,000 shares of common stock on September 30, 2003.

*

Kevin M. Crotty, a former director, has not yet filed a Form 4 to report that, on September 30, 2003, he ceased to be an officer and director and he sold 1,000 shares of our common stock.

*

Stephen D. Smiley, a former director, has not yet filed a Form 4 to report that, on September 30, 2003, he ceased to be an officer and director and he sold 7,200 shares of our common stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2

TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION

CHANGING THE NAME OF OUR COMPANY

Our Board of Directors has approved and is submitting to our shareholders a proposal to amend our Articles of Incorporation to change the name of our company to Spearhead Limited, Inc. The text of the Articles of Amendment to our Articles of Incorporation for the name change (the “Name Change Amendment”) is attached to this proxy statement as Appendix A. The name change will become effective when we file Name Change Amendment is filed with the Secretary of State of the State of Florida. We will file the Name Change Amendment promptly following shareholder approval of the name change. A copy of our Articles Incorporation is available from us, at no charge, upon written request.

The Board of Directors believes that the name change is in the best interests of Total First Aid because it will more accurately reflect its current business model. The proposed Name Change Amendment will not have any material effect on our business, operations, assets or reporting requirements. Shareholders will not be required to have new stock certificates reflecting the name change. New stock certificates will be issued in due course as old certificates are tendered to our transfer agent. Our common stock is currently quoted on the OTC Bulletin Board under the symbol “TFAI”. Concurrent with the effectiveness of the name change, the stock symbol for our common stock on the OTC Bulletin Board will change. The new symbol will be assigned to us immediately prior to the effective date of the name change. In addition, our common stock will be assigned a new CUSIP number immediately before the effective date of the name change. We will make a public announcement of the new stock symbol and CUSIP number prior to the effective date of the name change.

The Board has approved the Name Change Amendment and has adopted a resolution to change our name to Spearhead Limited, Inc. The proposal to amend the Articles of Incorporation for the name change will be adopted if authorized by holders of a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote on the Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”THE AMENDMENT OF OUR ARTICLES OF AMENDMENT CHANGING THE NAME OF OUR COMPANY TO SPEARHEAD LIMITED, INC.

PROPOSAL 3

TO APPROVE TO APPROVE AN AMENDMENT TO OUR

ARTICLES OF INCORPORATION

CHANGING OUR AUTHORIZED CAPITAL

Our Board of Directors has approved and is submitting to our shareholders a proposal to amend our Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 200,000,000 shares and to create a class of “blank check” preferred stock, par value $0.001 per share, consisting of 20,000,000 shares. The text of the Articles of Amendment to our Articles of Incorporation changing our authorized capital (the “Change in Authorized Capital Amendment”) is attached to this proxy statement as Appendix B.

On April 29, 2004, our Board of Directors approved an amendment to our Articles of Incorporation to increase the aggregate number of shares of common stock that we are authorized to issue from 50,000,000 shares to 200,000,000 shares and to create a class of “blank check” preferred stock, par value $0.001 per share, consisting of 20,000,000 shares. If approved by our shareholders, the Change in Authorized Capital Amendment will become effective upon the filing with the Florida Secretary of State.

The Change in Authorized Capital Amendment would increase the number of shares of common stock available for issuance. As of the May 20, 2004 record date, we had approximately 38,608,266 shares of common stock outstanding and approximately 2,962,540 shares reserved for future issuance upon exercise of outstanding options and warrants. Based upon the number of outstanding shares and following the issuance of shares reserved for issuance, we will have approximately 8,429,194 shares remaining for issuance for valid corporate purposes.

The Change in Authorized Capital Amendment would also create a class of “blank check” preferred stock, par value $.001 per share, consisting of 20,000,000 shares. The term “blank check” preferred stock refers to stock for which the designations, preferences, conversion rights, and cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof, are determined by the board of directors of a company. As such, the Board of Directors will, in the event of the approval of this proposal by our shareholders, be entitled to authorize the creation and issuance of 20,000,000 shares of preferred stock in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Board of Directors, with no further authorization by shareholders required for the creation and issuance of the preferred stock. Any preferred stock issued would have priority over the common stock upon liquidation and might have priority rights as to dividends, voting and other features. Accordingly, the issuance of preferred stock could decrease the amount of earnings and assets allocable to or available for distribution to holders of common stock and adversely affect the rights and powers, including voting rights, of the common stock.

Although the Board of Directors of Total First Aid does not have any current plans to take any action to issue newly authorized shares of common stock (other than upon the exercise of outstanding options) or shares of preferred stock, the Board of Directors believes the increase in the number of authorized shares of common stock and the creation of the preferred stock is in the best interests of the company and its shareholders and believes it advisable to authorize such shares to have them available for, among other things, possible issuance in connection with such activities as public or private offerings of shares, acquisitions of other companies, strategic alliances, implementation of employee benefit plans, pursuit of financing opportunities and other valid corporate purposes.

Although the increase in the authorized number of shares of common stock will not, in and of itself, have any immediate effect on the rights of our shareholders, any future issuance of additional shares of common stock could affect our shareholders in a number of respects, including by diluting the voting power of the current holders of our common stock, and by diluting the earnings per share and book value per share of outstanding shares of our common stock at such time. In addition, the issuance of additional shares of common stock or shares of preferred stock that are convertible into common stock could adversely affect the market price of our common stock. Moreover, if we issue securities convertible into common stock or other securities that have rights, preferences and privileges senior to those of our common stock, the holders of our common stock may suffer significant dilution. Our Board of Directors believes that it is in the best interest of Total First Aid and its shareholders to have additional shares of common stock authorized and available for issuance or reservation on an as-needed basis without the delay or expense of seeking shareholder approval (unless required by law). The Board of Directors believe that it is in the best interests of our company and its shareholders to have the flexibility to raise additional capital or to pursue acquisitions to support our business plan, including the ability to authorize and issue preferred stock having terms and conditions satisfactory to investors or to acquisition candidates, including preferred stock which contains some features which could be viewed as having an anti-takeover effect or a potentially adverse effect on the holders of common stock. While we may consider issuing common stock or preferred stock in the future for purposes of raising additional capital or in connection with acquisition transactions, the company presently has no agreements or understanding with any person to effect any such issuance, and we may never issue any preferred stock. Therefore, the terms of any preferred stock subject to this proposal cannot be stated or predicted with respect to any or all of the securities authorized.

Potential Anti-takeover Effect

We have no present intention to use the increased authorized common stock or the “blank check” preferred stock for anti-takeover purposes, nor is the proposed Change in Authorized Capital Amendment in response to any effort by any person or group to accumulate our stock or to obtain control of Total First Aid by any means. The proposed Change in Authorized Capital Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in our charter or the By-Laws as in effect on the date hereof. However, the issuance of additional shares of common stock or shares of preferred stock could increase the number of shares necessary to acquire control of the Board or to meet the voting requirements imposed by Florida law with respect to a merger or other business combination involving us. Issuance of additional shares unrelated to any takeover attempt could also have these effects. The Board of Directors has no current intent to propose anti-takeover measures in future proxy solicitations.

The Change in Authorized Capital Amendment will not result in any change in our business, assets, liabilities or net worth.

The Proposal to amend the Articles of Incorporation to change our authorized capital will be adopted if authorized by holders of a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote on the Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT OF OUR ARTICLES OF INCORPORATION INCREASING THE NUMBER OF SHARES OF OUR AUTHORIZED COMMON STOCK AND CREATING A CLASS OF PREFERRED STOCK.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF MARGOLIES, FINK & WICHROWSKI

AS INDEPENDENT AUDITORS OF TOTAL FIRST AID

The Board of Directors has selected Margolies, Fink & Wichrowski as our independent auditors for the current fiscal year. Representatives of Margolies, Fink & Wichrowski are expected to attend the 2004 Annual Meeting and will have an opportunity to make a statement or to respond to appropriate questions from shareholders. Margolies, Fink & Wichrowski has audited our financial statements for the past three fiscal years.

	Fiscal 2003	Fiscal 2002

Audit fees	$19,376	$25,338
Audit-related fees	6,157	0
Tax fees	2,000	2,000
All other fees	0	0
	$27,533	$27,338

Audit Fees

This category includes the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-QSB and services that are normally provided by the independent auditors in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit Related Fees

This category consists of assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC and other accounting consulting.

Tax Fees

This category consists of professional services rendered by Margolies, Fink & Wichrowski for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees

This category consists of fees for other miscellaneous items.

Audit Committee Pre-Approval Policies

The Board of Directors has adopted a procedure for pre-approval of all fees charged by Margolies, Fink & Wichrowski. Under the procedure, the Board approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Board, or, in the period between meetings, by a designated member of Board. Any such approval by the designated member is disclosed to the entire Board at the next meeting. The audit and tax fees paid to Margolies, Fink & Wichrowski with respect to fiscal year 2003 were pre-approved by the entire Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF MARGOLIES, FINK & WICHROWSKI INDEPENDENT AUDITORS OF TOTAL FIRST AID.

POSSIBLE COMBINATION OF AMENDMENTS

If Proposal 3, the name change, and Proposal 4, the change in our authorized capital, are both approved at the 2004 Annual Meeting, we will combine the two Articles of Amendment to our Articles of Incorporation which are included herein as Appendix A and Appendix B into one document for ease of filing with the State of Florida.

APPRAISAL RIGHTS

No appraisal rights are available under Florida or under our Articles of Incorporation as amended or By-Laws to any shareholder who dissents from either Proposal 1, Proposal 2, Proposal 3 or Proposal 4 as described herein.

OTHER MATTERS

As of the date hereof, there are no other matters that Total First Aid intends to present, or has reason to believe others will present, at the 2004 Annual Meeting. If, however, other matters properly come before the 2004 Annual Meeting, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.

PROPOSALS OF SHAREHOLDERS

Proposals of shareholders to be considered for inclusion in the Proxy Statement and proxy card for the 2004 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Secretary of Total First Aid on or before December 31, 2004. The submission of a shareholder proposal does not guarantee that it will be included in Total First Aid=s Proxy Statement.

ANNUAL REPORT ON FORM 10-KSB

A copy of the Total First Aid=s Annual Report on Form 10-KSB for the year ended December 31, 2003 accompanies this Proxy Statement. An additional copy will be furnished without charge to beneficial shareholders or shareholders of record upon request by mail to Investor Relations, Total First Aid, Inc., 21218 St. Andrews Blvd., #509, Boca Raton Florida 33433. A copy of our Annual Report on Form 10-KSB, including exhibits, is also available in digital form for download or review by visiting the SEC=s web site at www.sec.gov.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you write us at Attention: Corporate Secretary, Total First Aid, Inc., 21218 St. Andrews Blvd., #509, Boca Raton Florida 33433, telephone 561-912-9977.  If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

APPENDIX A

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION

OF

TOTAL FIRST AID, INC.

Pursuant to Section 607.1006 of the Business Corporation Act of the State of Florida, the undersigned, being the President of TOTAL FIRST AID, INC., a corporation organized and existing under and by virtue of the Business Corporation Act of the State of Florida (the “Corporation”), bearing document number 546003, does hereby certify that the following resolutions were adopted pursuant to the authority of the Board of Directors and the holders of a majority of the Corporation’s issued and outstanding voting securities as required by Section 602.1003 of the Florida Business Corporation Act:

RESOLVED, that the first paragraph of Article I - NAME which appears in the Corporation’s Articles of Incorporation, as amended, be and hereby is deleted in its entirety and substituted with the following:

ARTICLE l - NAME

The name of this corporation is Spearhead Limited, Inc.

The foregoing resolutions and articles of amendment were adopted by the Board of Directors of the Corporation and by the holders of a majority of the Corporation’s issued and outstanding voting securities at a meeting of shareholders held on     , 2004, which represented the minimum number of votes which would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted pursuant to the Florida Business Corporation Act.

IN WITNESS WHEREOF, the undersigned, being the President of this Corporation, has executed these Articles of Amendment as of        , 2004.

TOTAL FIRST AID, INC.

By:

_________________________

Michel L. Marengère

Chief Executive Officer

A-1

APPENDIX B

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION

OF

TOTAL FIRST AID, INC.

Pursuant to Section 607.1006 of the Business Corporation Act of the State of Florida, the undersigned, being the President of TOTAL FIRST AID, INC., a corporation organized and existing under and by virtue of the Business Corporation Act of the State of Florida (the “Corporation”), bearing document number 546003, does hereby certify that the following resolutions were adopted pursuant to the authority of the Board of Directors and the holders of a majority of the Corporation=s issued and outstanding voting securities as required by Section 602.1003 of the Florida Business Corporation Act:

RESOLVED, that Article IV - CAPITAL STOCK which appears in the Corporation’s Articles of Incorporation, as amended, be and hereby is deleted in its entirety and substituted with the following:

The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be 220,000,000 shares, consisting of (a) 200,000,000 shares of common stock, par value $.001 per share (the “Common Stock”), (b) 20,000,000 shares of blank check preferred stock, par value $.001 per share (the “Blank Check Preferred”). Series of the Blank Check Preferred Stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of Blank Check Preferred Stock as adopted by the Board of Directors pursuant to the authority in this paragraph given.

The foregoing resolutions and articles of amendment were adopted by the Board of Directors of the Corporation and by the holders of a majority of the Corporation=s issued and outstanding voting securities at a meeting of shareholders held on     , 2004, which represented the minimum number of votes which would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted pursuant to the Florida Business Corporation Act.

IN WITNESS WHEREOF, the undersigned, being the President of this Corporation, has executed these Articles of Amendment as of        , 2004.

TOTAL FIRST AID, INC.

By: ________________

Michel L. Marengère

Chief Executive Officer

B-1

TOTAL FIRST AID, INC.

2004 ANNUAL MEETING OF SHAREHOLDERS

JUNE 29, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TOTAL FIRST AID, INC.

The undersigned hereby appoints Michel L. Marengère proxy with power of substitution and hereby authorizes him to represent and to vote, as designated below, all of the shares of common stock of Total First Aid, Inc. held of record by the undersigned on May 20, 2004 at the 2004 Annual Meeting of Shareholders to be held at the Courtyard by Marriott, 2000 NW Executive Court, Boca Raton, FL 33431, on Tuesday, June 29, 2004 at 2:00 p.m., local time, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In his or her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

1.

Election of Directors

Nominees: Michel L. Marengère, Jacques R. Delorme and Scott Siegel.

☐	FOR all nominees	☐	WITHHOLD AUTHORITY	☐	FOR all nominees,
except as noted:

Nominee exception

2.

Proposal to approve an amendment to our Articles of Incorporation changing the name of our Company to Spearhead Limited, Inc.;

☐ FOR

☐ AGAINST

☐ ABSTAIN

3.

Proposal to approve an amendment to our Articles of Incorporation increasing our authorized common stock to 200,000,000 shares and creating a class of 20,000,000 shares of Ablank check@ preferred stock.

☐ FOR

☐ AGAINST

☐ ABSTAIN

4.

Proposal to ratify the appointment of Margolies, Fink & Wichrowski as independent auditors of Total First Aid, Inc. for the fiscal year ending December 31, 2004.

☐ FOR

☐ AGAINST

☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF 2004 ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Please check the appropriate box indicating the class or classes of voting securities you hold and insert the number of shares opposite the description.

______________________

______________________

(Signature)

(Signature if jointly held)

______________________

______________________

(Printed name)

(Printed name)

Please sign exactly as name appears herein. When shares are held by Joint Tenants, both should sign, and for signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY. THANK YOU.